UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2014
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition.

On January 14, 2014, the Company issued a press release announcing certain preliminary unaudited financial results for the fiscal year ended December 31, 2013. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

The information contained or incorporated by reference in this Current Report on Form 8-K under Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained or incorporated by reference in this Current Report under Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release of the Company dated January 14, 2014.

This Current Report on Form 8-K contains statements related to our anticipated results which we expect to report for the full year ended December 31, 2013. The anticipated results are based on our current expectations and are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on currently available information, are subject to change as we complete our audit and annual reporting process, are subject to certain risks and uncertainties and are made as of the date hereof; we undertake no obligation to update them. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company's securities.

The factors that could affect our results or cause our plans, actions and results to differ materially from current expectations are described in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, as updated in “Part II, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and in "Part II, Items 1A, Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	January 14, 2014	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President
General Counsel, and Secretary

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1        Press release dated January 14, 2014.